THIS WARRANT AND THE SHARES OF EQUITY SECURITIES THAT MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.


                          PREMIER ALLIANCE GROUP, INC.
                          COMMON STOCK PURCHASE WARRANT
                (ONE OF MULTIPLE COMMON STOCK PURCHASE WARRANTS)

No. __                                                        December 17, 2004

         THIS CERTIFIES THAT, for value received, _______________ (together with his assignees, the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase (subject to Section 1 hereof) ____________ shares (the "Shares") of the fully paid and nonassessable Common Stock, no par value (the "Common Stock"), of Premier Alliance Group, Inc., a Nevada corporation formerly known as Continuum Group C Inc. (the "Company"), at an exercise price of $.1.96 per Share (as the same may be adjusted from time to time) (the "Exercise Price").

         This Warrant is one in a series of warrants issued to certain investors in the Company, dated as of an even date herewith (collectively, the "Common Stock Warrants").

     1. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable June 1, 2007.


     2. Exercise of Warrant.


         (a) General. Subject to Section 1 hereof, this Warrant may be exercised by the Holder as to the whole or any lesser number of the Shares covered hereby, upon surrender of this Warrant to the Company at its principal executive office together with the Notice of Exercise attached hereto as Exhibit A, duly completed and executed by the Holder, and payment to the Company of the aggregate Exercise Price for the Shares to be purchased in the form of (i) a check made payable to the Company (subject to collection), (ii) wire transfer according to the Company's instructions or (iii) any combination of (i) and
(ii). The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section 2. Upon such exercise, the Holder will be deemed a shareholder of record of those Shares for which the warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Shares and all rights to receive any dividends with respect to such Shares). If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notations may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, transfer taxes and other direct charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes, if any, payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

         (b) Fair Market Value. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

            (i) If the Company's Common Stock is traded on any national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

            (ii) If the Company's Common Stock is not traded on any national exchange or on the Nasdaq but is traded on the NASD OTC Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.


            (iii) Except as provided in clause

            (iv) below, if the Company's Common Stock is not publicly traded, then as determined by the Company's Board of Directors in good faith. (iv) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (b) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.


         (c) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, but in no event later than the 10 days after the exercise date of this Warrant.


     3. Covenants of the Company. The Company covenants and agrees that all equity securities which may be issued upon the exercise of the rights represented by this Warrant, upon issuance and payment therefor in accordance herewith, will be duly authorized, validly issued, fully paid and nonassessable shares of capital stock of the Company. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have duly authorized and duly reserved for issuance upon the exercise of the rights evidenced by this Warrant a number of shares of Common Stock sufficient for such issuance.

     4. Transfer, Exchange, or Loss of Warrant.

         (a) No Assignment. This Warrant may not be assigned or transferred except as provided in this Section 4 and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"). Any purported transfer or assignment made other than in accordance with this Section 4 shall be null and void and of no force or effect.

         (b) Notification to Company. Concurrent with any transfer of this Warrant, the Holder shall notify the Company of such transfer, indicating the circumstances of the transfer and, upon request, furnish the Company with an opinion of its counsel, in form and substance reasonably satisfactory to counsel for the Company, to the effect that the proposed transfer may be made without registration under the Securities Act or qualification under any applicable state securities laws; provided, however, no legal opinion shall be required if the transferee is an affiliate, shareholder or limited partner of the Holder.

         (c) Legend. Unless a registration statement under the Securities Act is effective with respect to the Shares or any other security issued upon exercise of this Warrant, the certificate representing such Shares or other securities shall bear the following legend, in addition to any legend imposed by applicable state securities laws:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

         (d) Surrender of Warrant. Any assignment shall be made by surrender of this Warrant to the Company at its principal executive office with the Assignment Form attached hereto as Exhibit B duly executed. In such event, the Company shall, without charge for any issuance or transfer tax or other cost incurred by the Company with respect to such transfer, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall be promptly canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal executive office of the Company, together with a written notice signed by the Holders thereof, specifying the name and denominations in which such new Warrants are to be issued.

         (e) Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of satisfactory evidence of loss, theft, destruction or mutilation of this Warrant and of indemnity satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, or destroyed Warrant shall thereupon become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.


     5. Market Stand-Off Agreement. The Holder hereby agrees that, during the period of duration (not to exceed one hundred eighty (180) days) specified by the managing underwriter of shares of Common Stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Securities Act, the Holder shall not, to the extent requested by such underwriter, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other similar equity securities) to be sold on its behalf to the public in an underwritten offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of Holder (and the securities of every other person or entity subject to the foregoing restriction) until the end of such period. Holder agrees not to transfer or sell this Warrant or the securities as to which rights under this Warrant exist unless the transferee agrees to be bound by this covenant.


     6. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such holder would otherwise be entitled, such holder shall be entitled, at the Company's option, to receive either (a) a cash payment equal to the excess of the Fair Market Value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the Holder) or (b) a whole share if the Holder tenders the Exercise Price for one whole share.

     7. No Rights as Shareholder. This Warrant does not entitle the holder hereof to any voting rights, dividend rights, or other rights as a shareholder of the Company prior to the exercise hereof.

     8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.


     9. Adjustments. The Exercise Price per Share and the number of Shares purchasable hereunder shall be subject to adjustment from time to time as follows:

         (a) Merger. If at any time there shall be a merger, acquisition or consolidation of the Company with or into another corporation or a sale of all or substantially all of the Company's assets, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.


         (b) Reclassification, etc. If the Company shall, at any time, by subdivision, combination, or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, the Exercise Price and other provisions of this Warrant shall be adjusted such that this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.


         (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which rights under this Warrant exist, the Exercise Price shall be proportionately decreased and the number of Shares purchasable hereunder shall be proportionately increased in the case of a split or subdivision or the Exercise Price shall be proportionately increased and the number of Shares purchasable hereunder shall be proportionately decreased in the case of a combination.


     10. Notice of Adjustments; Notices. Whenever the Exercise Price or number of Shares issuable upon exercise hereof shall be adjusted pursuant to Section 9 hereof, the Company shall issue a written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such notice to be mailed to the holder of this Warrant.

     11. Miscellaneous.

         (a) Successors and Assigns. This Warrant shall be binding upon any successors or assigns of the Company.

         (b) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof.


         (c) Attorneys' Fees. In any litigation, arbitration, or court proceeding between the Company and the holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.


         (d) Amendments. The Common Stock Warrants may be amended and the observance of any term of the Common Stock Warrants may be waived only with the written consent of the Company and a majority-in-interest of the shares of Common Stock then purchasable under the Common Stock Warrants; provided, however, the Exercise Price shall not be increased and the number of Shares for which this Warrant is exercisable shall not be decreased without the prior written consent of the Holder, except as set forth in Section 9(c) hereof. After an amendment or waiver under this Section 11(d) becomes effective, the Company shall give notice to all Holders of the Common Stock Warrants briefly describing such amendment or waiver.


         (e) Notice. Any notice, request, or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth below. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.



         If to the Holder:         at the address specified on the signature
                                   page hereto.

         If to the Company:        Premier Alliance Group, Inc.
                                   4521 Sharon Road, Suite 300,
                                   Charlotte, North Carolina 28211
                                   Attn: Mark Elliott, President
                                   Telephone: (704) 521-8077

         with a copy to:           Lehman & Eilen LLP
                                   50 Charles Lindbergh Boulevard
                                   Suite 505
                                   Uniondale, New York 11553
                                   Attn: Hank Gracin, Esq.


                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the Company and the Holder have caused this Common Stock Purchase Warrant to be executed as of the date first above written.


                                              PREMIER ALLIANCE GROUP, INC.


                                              By:
                                                 -------------------------------
                                                 Mark Elliott, President


ACKNOWLEDGED AND AGREED:


By:
         ---------------------------------------------------

Name:
          --------------------------------------------------

Title:
          --------------------------------------------------

Address:
          --------------------------------------------------



Telephone:
          --------------------------------------------------

Facsimile:
          --------------------------------------------------

SS/EIN:
          --------------------------------------------------

E-mail:
          --------------------------------------------------

                                    EXHIBIT A

                               NOTICE OF EXERCISE
                              COMMON STOCK WARRANT


To:      Premier Alliance Group, Inc.


     1. Exercise Notice. The undersigned hereby elects to purchase _______ shares of Common Stock ("Stock") of Premier Alliance Group, Inc. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate exercise price therefor pursuant to the terms of the Warrant.

     2. Name of Registered Certificate Holder. Please issue a certificate or certificates representing said shares of Stock in the name of the undersigned:

         Name:
                   -----------------------------------------------------

         Address:
                   -----------------------------------------------------

                   -----------------------------------------------------

                   -----------------------------------------------------




     IN WITNESS WHEREOF, the Warrant Holder has executed this Notice of Exercise effective this ___ day of___________,__________.


                                   WARRANT HOLDER


                                   By:
                                        ---------------------------------------

                                   Name:
                                         --------------------------------------

                                   Title:
                                          -------------------------------------

                                    EXHIBIT B

                                 ASSIGNMENT FORM

                          (To assign the foregoing Common Stock Purchase Warrant, execute this form and supply required information. Do not use this form to purchase shares.)




     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


--------------------------------------------------------------------------------
                                 (Please Print)

whose address is
                 ---------------------------------------------------------------
                                 (Please Print)





Dated:  ____________, 200__



                                 Holder's Signature:
                                                       -------------------------

                                 Holder's Address:
                                                       -------------------------

                                                       -------------------------





                                 Signature Guaranteed:
                                                       -------------------------






NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.